SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date earliest event reported)	December 27, 2005

MTR GAMING GROUP, INC.

(exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-20508	84-1103135
(Commission File Number)	(IRS Employer Identification Number)

STATE ROUTE 2 SOUTH, CHESTER, WEST VIRGINIA

(Address of principal executive offices)

26034

(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (304) 387-8300

N/A

(Former name or former address, if changed since last report)

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.               Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On December 27, 2005, the Registrant, Mountaineer Park, Inc., Speakeasy Gaming of Las Vegas, Inc., Speakeasy Gaming of Fremont, Inc., Presque Isle Downs, Inc. and Scioto Downs, Inc. (each a wholly-owned subsidiary of the Registrant), and Wells Fargo Bank, National Association (“Wells Fargo”) entered into the Fourth Amended and Restated Credit Agreement (the “Agreement”) which provides for an $85,000,000 senior secured revolving credit facility (the “Facility”). $55,000,000 of the Facility will be available as a sub-facility for stand-by letters of credit. The Facility includes a sub-limit up to $10,000,000 for same day advances. Maturity of the Facility is on April 1, 2008. The purpose of the Facility is for working capital requirements, the payment of the $50 million fee for a gaming license from the Pennsylvania Gaming Control Board (which was required to be secured by delivery of a $50 million letter of credit delivered with the application for license), and for other general corporate purposes. Security for the Facility includes, without limitation, all assets of the borrowers, including the capital stock of subsidiaries and a first priority security interest in all real and personal property of the borrowers. The applicable interest rates will be determined pursuant to certain criteria as set forth in the Agreement.

The Agreement also provides that the borrowers will be prohibited form issuing equity in excess of $10,000,000. The Agreement also includes certain other customary covenants and conditions. The Agreement supersedes the Third Amended and Restated Credit Agreement (as amended) by and among the Registrant, Wells Fargo and the other parties thereto.

Item 8.01.               Other Events.

On December 28, 2005, Presque Isle Downs, Inc., a wholly-owned subsidiary of the Registrant, filed its application for a license to operate slot machines at its racetrack that is currently under construction in Erie, Pennsylvania.

Item 9.01.               Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Exhibits:

Exhibit No.	Description

10.1

Fourth Amended and Restated Credit Agreement dated December 27, 2005, by and among the Registrant, Mountaineer Park, Inc., Speakeasy Gaming of Las Vegas, Inc., Speakeasy Gaming of Fremont, Inc., Presque Isle Downs, Inc. and Scioto Downs, Inc. (each a wholly-owned subsidiary of the Registrant), and Wells Fargo Bank, National Association.

10.2

Revolving Credit Note dated December 27, 2005, executed by the Registrant, Mountaineer Park, Inc., Speakeasy Gaming of Las Vegas, Inc., Presque Isle Downs, Inc., Scioto Downs, Inc., and Speakeasy Gaming of Fremont, Inc.

10.3

Swingline Note dated December 27, 2005, executed by the Registrant, Mountaineer Park, Inc., Speakeasy Gaming of Las Vegas, Inc., Presque Isle Downs, Inc., Scioto Downs, Inc., and Speakeasy Gaming of Fremont, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MTR GAMING GROUP, INC.

		By:	/s/ John W. Bittner, Jr.
John W. Bittner, Jr.
Chief Financial Officer
Date:	January 3, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1

Fourth Amended and Restated Credit Agreement dated December 27, 2005, by and among the Registrant, Mountaineer Park, Inc., Speakeasy Gaming of Las Vegas, Inc., Speakeasy Gaming of Fremont, Inc., Presque Isle Downs, Inc. and Scioto Downs, Inc. (each a wholly-owned subsidiary of the Registrant), and Wells Fargo Bank, National Association.

10.2

Revolving Credit Note dated December 27, 2005, executed by the Registrant, Mountaineer Park, Inc., Speakeasy Gaming of Las Vegas, Inc., Presque Isle Downs, Inc., Scioto Downs, Inc., and Speakeasy Gaming of Fremont, Inc.

10.3

Swingline Note dated December 27, 2005, executed by the Registrant, Mountaineer Park, Inc., Speakeasy Gaming of Las Vegas, Inc., Presque Isle Downs, Inc., Scioto Downs, Inc., and Speakeasy Gaming of Fremont, Inc.